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                                                                    EXHIBIT 24.1

                      Consent of Independent Accountants
                      ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 233-03363) of Scientific Measurement Systems, Inc. (the Company) of our report dated as of September 25, 1996, appearing on page 13 of this Form 10-KSB.



/s/ BDO Seidman, LLP

Austin, Texas
October 29, 1996